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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incor-poration of our report dated October 24, 1996 included in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-30694, No. 33-30695, No. 33-71696, No. 33-54691, No.
333-8969 and No. 333-11363.



                                             /s/     ARTHUR ANDERSEN LLP


New York, New York
November 13, 1996